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                                                                    EXHIBIT 10.6

                                                             Loan No. 30-0540284

                                    GUARANTY

      THIS GUARANTY (this "Guaranty") is made as of January ___, 1998, by ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Guarantor") in favor of LASALLE NATIONAL BANK, AS TRUSTEE for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1996-WF1 ("Lender").

                                    RECITALS

      A. Wells Fargo Bank, National Association ("Wells Fargo") has heretofore made a loan to Activity Business Associates, LLC, a California limited liability company ("ABA") in the principal sum of EIGHT MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($8,400,000.00) (the "Loan").

      B. The Loan is evidenced by that certain Promissory Note Secured by Deed of Trust dated April 30, 1996 (the "Note"), made by ABA to the order of Wells Fargo in the principal amount of the Loan and is secured by, among other things, that certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) dated as of April 30, 1996, made by ABA for the benefit of Wells Fargo (the "Deed of Trust"; and the Note, the Deed of Trust and any and all other documents and instruments executed in connection with the making of the Loan are herein referred to collectively as the "Original Loan Documents") on the real property and improvements described in the Deed of Trust (which real property and improvements are collectively referred to herein as the "Property").

      C. On or about October 30, 1996, Wells Fargo transferred and assigned to Lender all of Wells Fargo's right, title and interest in, to and under the Loan and the Original Loan Documents, and Lender is now the owner and holder of the Loan and the Original Loan Documents.

      D. ABA and ACTIVITY BUSINESS CENTER, L.P., a Delaware limited partnership ("Borrower") have requested Lender to consent to (i) a transfer, conveyance and sale of the Property from ABA to Borrower, and (ii) an assumption by Borrower of the Loan and the obligations of ABA under the Original Loan Documents.

      E. Contemporaneously with the execution and delivery of this Guaranty, Lender, ABA, Borrower, Guarantor and certain other parties have entered into that certain Assumption Agreement of even date herewith (the "Assumption Agreement"), pursuant to which, among other things, (i) Borrower has agreed to assume and has assumed and has covenanted and agreed to timely perform all of the payment and performance obligations of ABA set forth in the Note, the Deed of Trust and the other Original Loan Documents, and (ii) Lender has consented to Borrower's acquisition of the Property and assumption of the Loan, all on and subject to the terms and conditions set forth in the Assumption Agreement and the other "Assumption Documents" (as defined in the Assumption Agreement; this Guaranty constituting one of the

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Assumption Documents; and the Original Loan Documents, the Assumption Agreement
and the other Assumption Documents are referred to herein collectively as the "Loan Documents").

      NOW THEREFORE, to induce Lender to enter into the Assumption Agreement and to consent to the conveyance of the Property to Borrower and the assumption of the Loan by Borrower, and in consideration thereof, Guarantor unconditionally guarantees and agrees as follows:

            1. Guaranty. Guarantor hereby unconditionally, absolutely, and irrevocably guarantees and promises to pay to Lender or order, on demand, in lawful money of the United States of America, in immediately available funds, all sums for which Borrower is now or hereafter liable to Lender as a direct or indirect result of : (a) Borrower's obligations and liabilities under any master lease, guaranty or indemnity; (b) actual fraud or material misrepresentation;
(c) failure to deliver any insurance or condemnation proceeds or awards received by Borrower to Lender or to otherwise apply such sums as required under the terms of the Loan Documents or any other instrument now or hereafter securing the Note; (d) failure to pay property or other taxes, assessments or charges which may create liens on any portion of the Property; (e) failure to apply any rents, royalties, accounts, revenues, income, issues, profits and other benefits from the Property which are collected or received by Borrower during the period of any Default (as defined in the Deed of Trust) or after acceleration of the indebtedness and other sums owing under the Loan Documents to the payment of either (i) such indebtedness or other sums or (ii) the normal and necessary operating expenses of the Property; (f) security deposits which are received by Borrower from tenants of the Property and which are not delivered to Lender following the foreclosure or other transfer of the Property to Lender or otherwise applied as required under the terms of the Loan Documents or any other instrument now or hereafter securing the Loan; (g) the commission by Borrower of material physical waste of the Property (including the actual authorization by Borrower of the commission by others of such material physical waste of the Property), including, without limitation, failure to maintain the Property in a satisfactory manner as measured by the conduct of professional managers of similar properties in similar locations; (h) all loss, damage, cost and expense (including attorneys' fees and expenses) incurred by Lender as a result of or relating to any material modification, or any termination or cancellation, without Lender's prior written consent, of any of the leases or other occupancy agreements in effect at or concerning the Property and assigned to Lender under the Loan Documents; (i) all loss, damage, cost and expense (including attorneys' fees and expenses) incurred by Lender as a result of the removal or disposal by Borrower or its representatives or agents, in violation of the Loan Documents, of any collateral for the Loan on, at, or affixed to the Property; (j) all loss, damage, cost and expense (including attorneys' fees and expenses) incurred by Lender as a result of an uninsured casualty or from a casualty or liability that is not insured in the amount and to the extent required under the Loan Documents; or (k) any breach by Borrower of any covenant in the Note or in the Deed of Trust regarding "Hazardous Materials" (as defined in the Deed of Trust) or any representation or warranty of Borrower regarding "Hazardous Materials" proving to have been untrue when made.

            2. Remedies. If Guarantor fails to promptly perform its obligations under this Guaranty, Lender may from time to time, and without first requiring performance by Borrower or exhausting any or all security for the Loan, bring any action at law or in equity or both to compel Guarantor to perform its obligations hereunder, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by Lender as a direct or indirect consequence of the failure of Guarantor to perform its obligations together with interest thereon at the rate of interest applicable to the principal balance of the Note.

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            3. Rights of Lender. Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor's consent and without affecting the liability of Guarantor, from time to time to: (a) renew or extend all or any portion of Borrower's obligations under the Note or any of the other Loan Documents; (b) declare all sums owing to Lender under the Note and the other Loan Documents due and payable upon the occurrence of a Default (as defined in the Deed of Trust) under the Loan Documents; (c) make non-material changes in the dates specified for payments of any sums payable in periodic installments under the Note or any of the other Loan Documents; (d) otherwise modify, amend, supplement or replace from time to time the terms of any of the Loan Documents, except for (i) increases in the principal amount of the Note or changes in the terms and conditions by which interest rates, fees or charges are calculated under the Note and the other Loan Documents (Guarantor acknowledges that if the Note or other Loan Documents so provide, said interest rates, fees and charges may vary from time to time) or (ii) advancement of the maturity date of the Note where no Default (as defined in the Deed of Trust) has occurred under the Loan Documents; (e) take and hold security for the performance of Borrower's obligations under the Note or the other Loan Documents and exchange, enforce, waive and release any such security; (f) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (g) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower's obligations under the Note or the other Loan Documents; (h) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; and (i) assign this Guaranty in whole or in part.

            4. Guarantor's Waivers. Guarantor waives: (a) any defense based upon any legal disability or other defense of Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Note or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) any defense of Guarantor based upon Lender's election of any remedy against Guarantor or Borrower or both, including, without limitation, the defense to enforcement of this Guaranty (the so-called "Gradsky" defense based upon Union Bank v. Gradsky, Cal. App. 2d 40 (1968) or subsequent cases) which, absent this waiver, Guarantor would have by virtue of an election by Lender to conduct a non-judicial foreclosure sale of the Property, it being understood by Guarantor that any such non-judicial foreclosure sale will destroy, by operation of California Code of Civil Procedure section 580d, all rights of any party to a deficiency judgment against Borrower, and, as a consequence, will destroy all rights which Guarantor would otherwise have (including, without limitation, the right of subrogation, the right of reimbursement, and the right of contribution) to proceed against Borrower; (e) any defense based upon Lender's failure to disclose to Guarantor any information concerning Borrower's financial condition or any other circumstances bearing on Borrower's ability to pay all sums payable under the Note or any of the other Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under
Section 364 of the Federal Bankruptcy Code; (i) any right or subrogation, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; (j) presentment, demand, protest and notice of any kind; and (k) the benefit of any statute of limitations affecting the liability


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of Guarantor hereunder or the enforcement hereof. Guarantor agrees that the payment of all sums payable under the Note or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, Guarantor expressly waives to the extent permitted by law any and all rights and defenses which might otherwise be available to Guarantor under California Civil Code Sections 2787 to 2855 inclusive and California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections.

            5. Guarantor's Waiver Pursuant to California Civil Code Section 2856. In addition to all other waivers agreed to and made by Guarantor as set forth in this Guaranty, and pursuant to the provisions of California Civil Code
Section 2856, Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of civil Procedure of otherwise.

            6. Guarantor's Warranties. Guarantor warrants and acknowledges that:
(a) Lender would not consent to Borrower's acquisition of the Property and assumption of the Loan but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty; (c) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition, the Property and Borrower's activities relating thereto and the status of Borrower's performance of obligations under the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder and Lender has made no representation to Guarantor as to any such matters; (d) the most recent financial statements of Guarantor previously delivered to Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles consistently applied (or other principles acceptable to Lender) and fairly present the financial condition of Guarantor since the respective dates thereof; (e) Guarantor has not and will not, without the prior consent of Lender, sell, lease, assign encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein, other than in the ordinary course of Guarantor's business; and (f) Guarantor shall, not later than ninety (90) days after the end of each calendar year, provide Lender with year-end financial statements of such Guarantor, such statements to be prepared in a form and in accordance with accounting principles acceptable to Lender.

            7. Subordination, Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Guaranty, the Note and the other Loan Documents. Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower under the Note and the other Loan Documents have been fully discharged. Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If Lender so requests, (a) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (b) all security for such indebtedness shall be duly assigned and delivered to Lender, (c) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, and (d) Guarantor shall execute, file and record such documents and instruments and take such other action as deems necessary or appropriate to perfect, preserve and enforce Lender's rights in and to such


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indebtedness and any security therefor. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

            8. Bankruptcy of Borrower. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions; provided, however, Guarantor's obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. If all or any portion of the obligations guarantied hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, and (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

            9. Disclosure of Information; Participations. Guarantor agrees that Lender may elect, at any time, to sell, assign, participate or securitize all or any portion of Lender's rights and obligations under the Loan Documents, and that any such sale, assignment, participation or securitization may be to one or more financial institutions or other entities, to private investors, and/or into the public securities market-place, at Lender's sole discretion. Guarantor further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participants(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and its operation; (b) any party connected with the Loan (including, without limitation, Guarantor, Borrower, any partner of Borrower, any constituent partner of Borrower, any guarantor and any nonborrower trustor); and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. In the event of any such sale, assignment, participation or securitization, Lender and parties to the same shall share in the rights and obligations of Lender set forth in the Loan Documents as and to the extent they shall agree among themselves. In connection with any such sale, assignment, participation, or securitization, Guarantor further agrees that this Guaranty shall be sufficient evidence of the obligations of Guarantor to each purchaser, assignee, or participant, and upon request by Lender, Guarantor shall, within fifteen (15) days after request by Lender, (x) deliver to Lender and any other party designated by Lender an estoppel certificate verifying for the benefit of Lender and any other party designated by Lender the status and the terms and provisions of this Guaranty in form and substance acceptable to lender, and (y) enter into such amendments or modifications to this Guaranty as may be reasonably required in order to facilitate any such sale, assignment, participation or securitization. The indemnity obligations of Guarantor under this Guaranty shall also apply with respect to any purchaser, assignee or participant.


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            10. Additional, Independent and Unsecured Obligations. This is a
guaranty of payment and not of collection and the obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guarantees are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Borrower under the Note, the Deed of Trust and the other Loan Documents. Guarantor agrees that nothing contained in this Guaranty shall prevent Lender from suing to collect on the Note or from exercising concurrently or successively any rights available to it at law and/or in equity or under any of the Loan Documents, and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Guarantor hereby authorizes and empowers Lender to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other party or joining Borrower or any other party as a party to such action. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

            11. Attorneys' Fees; Endorsement. If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty, or any of the other Loan Documents, or as a consequence of any Default (as defined in the Deed of Trust) under the Loan Documents, with or without the filing of any legal action or proceeding, Guarantor shall pay to Lender, immediately upon demand all attorneys' fees and costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein.

            12. Rules of Construction. The word "Borrower" as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term "person" as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one person, the term "Guarantor" shall include all such persons. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

            13. Credit Reports. Each legal entity and individual obligated on this Guaranty hereby authorized Lender to order and obtain, from a credit reporting agency of Lender's choice, a third party credit report on such legal entity and individual.

            14. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of California, except to the extent preempted by Federal laws. Guarantor and all persons and entities in any manner obligated to Lender under this Guaranty consent to the jurisdiction of any Federal or State Court within the State of California having proper venue and also consent to service of process by any means authorized by California or Federal law.

            15. Miscellaneous. The provisions of this Guaranty will bind and benefit the heirs, executors, administrators, legal representatives, nominees, successors and assigns of Guarantor and Lender. The liability of all persons and entities who are in any manner obligated hereunder shall be joint and several.


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If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

            16. Additional Provisions. Such additional terms, covenants and conditions as may be set forth on any exhibit executed by Guarantor and attached hereto which recites that it is an exhibit to this Guaranty are incorporated herein by this reference.

            17. Enforceability. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, and
(b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Lender's consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

            18. WAIVER OF JURY TRIAL. LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF LENDER OR GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO CONSENT TO BORROWER'S ACQUISITION OF THE PROPERTY AND ASSUMPTION OF THE LOAN.

                    [REST OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date appearing on the first page of this Guaranty.

                                    GUARANTOR:

                                    ARDEN REALTY LIMITED PARTNERSHIP, a
                                    Maryland limited partnership

                                    By:   Arden Realty, Inc., a Maryland
                                          corporation, as General Partner

                                          By:   /s/ Diana M. Laing
                                                --------------------------------
                                                Name:  Diane M. Laing
                                                Title: Chief Financial Officer

                                                      (CORPORATE SEAL)


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